SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         -------------------------------
      Date of Report (Date of Earliest Event Reported): September 22, 2000
                          e.spire Communications, Inc.
             (Exact name of registrant as specified in its charter)


                      State of Delaware 0-25314 52-1947746
        --------------------------- -------- --------------------------
          (State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File No.) Identification No.)

                             12975 Worldgate Drive
                            Herndon, Virginia 20701
                   (Address of Principal Executive (Zip Code)
                                    Offices)

                                 (703) 639-6000
                      ------------------------------------
                        (Registrant's telephone number,
                              including area code)

Item 5. Other Events


On September 20, 2000, e.spire Communications, Inc. ("e.spire") obtained a waiver from its syndicated bank group regarding certain covenants of its Senior Secured Credit Facilities with which it was not in compliance for the quarters ending March 31, 2000 and June 30, 2000.

In addition, e.spire issued a press release announcing that it has secured additional funding commitments, including $50 million received today, that significantly strengthen its balance sheet. Concurrently, e.spire finalized the First Amended and Restated Senior Secured Credit Facilities with its syndicated bank group.


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits


Exhibit Number                                         Reference

(99)   Additional Exhibits

       Press Release dated September 20, 2000          Exhibit 99.1








                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    e.spire Communications, Inc.
                                                  By:


Date:  September 22, 2000
                                               _________________________________
                                          Juliette Pryor, Senior Vice President,
                                                   General Counsel and Secretary